SIX CIRCLES® TRUST

Six Circles Ultra Short Duration Fund

Six Circles Tax Aware Ultra Short Duration Fund

Supplement dated December 4, 2020

to the Summary Prospectus and Prospectus dated April 30, 2020

Effective immediately, Andrew Wittkop of Pacific Investment Management Company (“PIMCO”) is added as a portfolio manager to the Six Circles Ultra Short Duration Fund (the “Ultra Short Duration Fund”) and the Six Circles Tax Aware Ultra Short Duration Fund (the “Tax Aware Ultra Short Duration Fund” and, together with the Ultra Short Duration Fund, the “Funds”). Accordingly, effective immediately, the portfolio manager information for PIMCO in the “Risk/Return Summary — Management — Sub-Advisers” section of the Summary Prospectus and Prospectus for the Funds is hereby deleted in its entirety and replaced with the following:

PIMCO

Portfolio Manager	Managed the Fund Since	Primary Title with Sub-Adviser
Jerome Schneider	Inception	Managing Director
Andrew Wittkop	2020	Executive Vice President

In addition, effective immediately, the “The Funds’ Management and Administration — The Portfolio Managers — Sub-Advisers — Ultra Short Duration Fund — PIMCO — Portfolio Managers” and “The Funds’ Management and Administration — The Portfolio Managers — Sub-Advisers — Tax Aware Ultra Short Duration Fund — PIMCO — Portfolio Managers” sections of the Prospectus are hereby deleted in their entirety and replaced by the following:

Ultra Short Duration Fund

Portfolio Managers:

Jerome Schneider and Andrew Wittkop serve as portfolio managers of the Ultra Short Duration Fund.

Mr. Schneider is a managing director in the Newport Beach office and head of short-term portfolio management and funding. Morningstar named him Fixed-Income Fund Manager of the Year (U.S.) for 2015. Prior to joining PIMCO in 2008, Mr. Schneider was a senior managing director with Bear Stearns. There he most recently specialized in credit and mortgage-related funding transactions and helped develop one of the first “repo” conduit financing companies. Additionally, during his tenure at Bear Stearns he held various positions on the municipal and fixed income derivatives trading desks. He has 24 years of investment experience and holds an undergraduate degree in economics and international relations from the University of Pennsylvania and an MBA from the Stern School of Business at New York University.

Mr. Wittkop is an executive vice president and portfolio manager in the Newport Beach office, focusing on Treasury bonds, agencies and interest rate derivatives. He previously worked on the real return desk. Prior to that, he was a portfolio analyst with the global portfolio management team and a product manager for absolute return strategies. He has 20 years of investment experience and holds an MBA from Stern School of Business at New York University and an undergraduate degree from the University of California, Los Angeles.

Tax Aware Ultra Short Duration Fund

Portfolio Managers:

Jerome Schneider and Andrew Wittkop serve as portfolio managers of the Tax Aware Ultra Short Duration Fund.

Mr. Schneider is a managing director in the Newport Beach office and head of short-term portfolio management and funding. Morningstar named him Fixed-Income Fund Manager of the Year (U.S.) for 2015. Prior to joining PIMCO in 2008, Mr. Schneider was a senior managing director with Bear Stearns. There he most recently specialized in credit and mortgage-related funding transactions and helped develop one of the first “repo” conduit financing companies. Additionally, during his tenure at Bear Stearns he held various positions on the municipal and fixed income derivatives trading desks. He has 24 years of investment experience and holds an undergraduate degree in economics and international relations from the University of Pennsylvania and an MBA from the Stern School of Business at New York University.

Mr. Wittkop is an executive vice president and portfolio manager in the Newport Beach office, focusing on Treasury bonds, agencies and interest rate derivatives. He previously worked on the real return desk. Prior to that, he was a portfolio analyst with the global portfolio management team and a product manager for absolute return strategies. He has 20 years of investment experience and holds an MBA from Stern School of Business at New York University and an undergraduate degree from the University of California, Los Angeles.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUS AND

PROSPECTUS FOR FUTURE REFERENCE

SUPP-6C-2020-15